UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				June 30, 2022

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

5875 Landerbrook Drive
Suite 220
Cleveland,	Ohio			44124-4069
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed by NACCO Industries, Inc. ("NACCO") in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2021 and December 10, 2021, NACCO, through its wholly owned subsidiary, The North American Coal Corporation ("NACoal"), entered into an amended and restated credit agreement with the Guarantors and Lenders, as defined in the credit agreement, and KeyBank National Association as Syndication Agent, PNC Bank National Association as Administrative Agent and KeyBanc Capital Markets Inc. and PNC Capital Markets LLC as Joint Lead Arrangers and Joint Bookrunners, for a four year, $150.0 million secured revolving line of credit (the “Facility”).

As required pursuant to the terms of the Facility, on June 30, 2022, NACoal entered into the ESG Amendment to Amended and Restated Credit Agreement (the "Amendment") to incorporate environmental, social and governance pricing provisions, specifically a Mine Safety and Health Administration ("MSHA") Injury-Incident Rate Target into the Facility. To the extent that the MSHA Injury-Incident Rate, as defined in the Amendment, of each subsidiary of NACoal that are active surface coal mining operators as designated by MSHA, taken as a whole, for such prior twelve (12) month period is less than the applicable average MSHA Injury-Incident Rate published by MSHA, the letter of credit fee, the applicable margin and the commitment fee shall be adjusted as set forth in the updated pricing grid included in the Amendment. The other terms and conditions of the Facility remain unchanged.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits.

The following Exhibit is filed herewith:

(d) Exhibits

10.1	ESG Amendment to Amended and Restated Credit Agreement, dated June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 7, 2022		NACCO INDUSTRIES, INC.

		By:	/s/ Elizabeth I. Loveman
Elizabeth I. Loveman
Vice President and Controller